UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RAYONIER ADVANCED MATERIALS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

YOUR SHARES ARE CURRENTLY UNVOTED

Dear Rayonier Advanced Materials Inc. Stockholder:

You are receiving this reminder letter because your votes were not yet processed at the time that this letter was mailed. If you have already voted, we would like to thank you for your vote.

****PLEASE VOTE TODAY****

Your Board recommends that you vote FOR proposals 1, 2, 3, 4, 5 and 6. We urge you to vote your shares now, so they can be tabulated prior to the meeting.

Your vote is extremely important. PLEASE CAST YOUR VOTE TODAY. Instructions on how to vote your shares over the telephone or Internet are enclosed with this letter.

If you have questions or need help voting your shares, please call our proxy solicitation firm,

430 Park Avenue, 14th Floor, New York, NY 10022 Stockholders Call Toll Free: (800) 662-5200 E-mail: RYAM@investor.morrowsodali.com